SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) August 19, 2004
                       -------------------
Commission   Registrant; State of Incorporation  I.R.S. Employer
File Number  Address and Telephone Number        Identification No.

1-5324       NORTHEAST UTILITIES                        04-2147929
             (a Massachusetts voluntary association)
             One Federal Street, Building 111-4
             Springfield, Massachusetts  01105
             Telephone (413) 785-5871

0-11419      THE CONNECTICUT LIGHT AND POWER COMPANY    06-0303850
             (a Connecticut corporation)
             107 Selden Street
             Berlin, Connecticut 06037-1616
             Telephone (860) 665-5000


                         Not Applicable
                      ---------------------
   (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

     In its Decision and Order of July 14, 2003 and Revised Decision of September 9, 2003 (collectively the Decision), the Connecticut Siting Council (CSC) approved the construction of a 345,000 volt transmission line from Bethel, Connecticut to Norwalk, Connecticut, proposed in October 2001 by The Connecticut Light and Power Company (CL&P), a subsidiary of Northeast Utilities (NU). Subsequently, the City of Norwalk (City) appealed the Decision to the Connecticut Superior Court in New Britain, Connecticut. Hearings on the merits of the appeal were held during July 2004. On August 19, 2004, the Superior Court issued its decision, dismissing the City's appeal.

     The Bethel to Norwalk transmission line, together with a second 345,000 volt transmission line from Middletown, Connecticut to Norwalk, Connecticut proposed by CL&P and United Illuminating Company, will relieve transmission constraints in the import-dependent Norwalk-Stamford and southwest Connecticut region. CL&P is awaiting the authorization of ISO-New England to award construction contracts for the Bethel to Norwalk Project.

     For further information on CL&P's transmission line projects, reference is made to "Item 1. Business - Rates and Electric Industry Restructuring - Connecticut Rates and
Restructuring" and "Management's Discussion and Analysis -
Financial Condition and Business Analysis - Business Development and Capital Expenditures" in NU's and CL&P's combined Annual Report on Form 10-K for 2003; and to "Management's Discussion and Analysis of Financial Condition and Results of Operation - Utility Group Business Development and Capital Expenditures" in NU's and CL&P's combined Quarterly Report on Form 10-Q for the period ending June
30, 2004.

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments, volatility in electric and natural gas commodity markets, and other presently unknown or unforeseen factors.
Other risk factors are detailed from time to time in NU's and CL&P's reports to the Securities and Exchange Commission.



                    SIGNATURE PAGE TO FOLLOW

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                NORTHEAST UTILITIES
                (Registrant)


                By: /s/ Randy A. Shoop
                    Name:  Randy A. Shoop
                    Title: Assistant Treasurer - Finance

                 THE CONNECTICUT LIGHT AND POWER COMPANY
                 (Registrant)

                  By:  /s/ Randy A. Shoop
                       Name:  Randy A. Shoop
                       Title: Treasurer



Date:  August 20, 2004